UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________________
FORM 8-K
 _____________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 29, 2019

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GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)

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Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022 (ZIP Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 389-1500
Former name or former address, if changed since last report: NOT APPLICABLE
  _____________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2.	Financial Information.
Item 2.02. Results of Operations and Financial Condition.
On April 29, 2019, Greenhill & Co., Inc. (“Greenhill” or the “Firm”) issued a press release announcing its financial results for the first quarter ended March 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Greenhill under the Securities Act of 1933 or the Exchange Act.

Section 9.	Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)          Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated April 29, 2019.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated April 29, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: April 29, 2019	By:	/s/ Harold J. Rodriguez, Jr.
Name: Harold J. Rodriguez, Jr.
Title: Chief Financial Officer